                               AMENDMENT NO. 3 TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                          SHORT-TERM INVESTMENTS TRUST
                                       AND
                             FUND MANAGEMENT COMPANY

         The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between SHORT-TERM INVESTMENTS TRUST, a Delaware statutory trust, and FUND MANAGEMENT COMPANY, a Texas corporation, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                          SHORT-TERM INVESTMENTS TRUST

CASH ASSETS PORTFOLIO

                  Institutional Class

GOVERNMENT & AGENCY PORTFOLIO

                  Cash Management Class
                  Corporate Class
                  Institutional Class
                  Personal Investment Class
                  Private Investment Class
                  Reserve Class
                  Resource Class
                  Sweep Class

GOVERNMENT TAX ADVANTAGE PORTFOLIO

                  Cash Management Class
                  Corporate Class
                  Institutional Class
                  Personal Investment Class
                  Private Investment Class
                  Reserve Class
                  Resource Class
                  Sweep Class

LIQUID ASSETS PORTFOLIO

                  Cash Management Class
                  Corporate Class
                  Institutional Class
                  Personal Investment Class
                  Private Investment Class
                  Reserve Class
                  Resource Class
                  Sweep Class

STIC PRIME PORTFOLIO

                  Cash Management Class
                  Corporate Class
                  Institutional Class
                  Personal Investment Class
                  Private Investment Class
                  Reserve Class
                  Resource Class
                  Sweep Class

TREASURY PORTFOLIO

                  Cash Management Class
                  Corporate Class
                  Institutional Class
                  Personal Investment Class
                  Private Investment Class
                  Reserve Class
                  Resource Class
                  Sweep Class"

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         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: February ___, 2005

                                               SHORT-TERM INVESTMENTS TRUST

Attest:                                        By:
       ------------------------                    ------------------------
Name:                                          Name:
Title:                                         Title:
(SEAL)


                                               FUND MANAGEMENT COMPANY

Attest:                                        By:
       ------------------------                    ------------------------
Name:                                          Name:
Title:                                         Title:
(SEAL)